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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Astea International Inc.:


As independent public accountants, we hereby consent to the incorporation of our report, included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statement File Nos. 333-97064, 333-33825 and 333-34865 and Form
S-3 Registration Statement File Nos. 333-11949 and 333-17459.



                                     /s/Arthur Andersen LLP
                                     Arthur Andersen LLP


Philadelphia, PA
March 27, 1998